EXHIBIT 10.3.1

                                FOURTH AMENDMENT

                                       TO

                       MORTGAGE LOAN WAREHOUSING AGREEMENT


                  Fourth Amendment, dated as of May 2, 2000 to the Mortgage Loan Warehousing Agreement, dated as of June 30, 1998, as amended by the First Amendment, dated as of August 24, 1998, as amended by the Second Amendment, dated as of December 24, 1998, and as further amended the by Third Amendment, dated as of May 27, 1999 (as so amended, the "Loan Agreement"), by and among HomeGold, Inc., a South Carolina corporation ("HomeGold"), Carolina Investors, Inc., a South Carolina corporation ("Carolina" and together with HomeGold, each a "Borrower" and collectively, the "Borrowers"), the financial institutions party thereto (each a "Lender" and collectively the "Lenders"), and The CIT Group/Business Credit, Inc., as administrative agent for the Lenders (in such capacity, the "Administrative Agent").

                  The Borrowers, the Lenders and the Administrative Agent desire to amend certain terms, covenants and conditions set forth in the Loan Agreement. In addition, the Borrowers have requested the Lenders to consent to certain actions taken by Borrowers.

                  Accordingly, the Borrowers, the Administrative Agent and the Lenders hereby agree as follows:

                  1. Definitions. All capitalized terms used herein and not otherwise defined herein are used herein as defined in the Loan Agreement.

                  2. Commitments. (a) The maximum aggregate principal amount of the revolving credit facility set forth in the STATEMENT OF PURPOSE of the Loan Agreement is hereby amended by deleting the two references to "$100,000,000" contained therein and substituting in lieu thereof a reference to "$50,000,000".

                  (b) Paragraph (d) of Section 10.13 to the Loan Agreement is hereby amended by deleting each reference to "Schedule I-A" contained therein and substituting in lieu thereof "Schedule I-B".

                  (c) The definition of the terms "Commitment" and "Total Commitment" in Article XI of the Loan Agreement are hereby amended by deleting the words "Schedule I-A to this Agreement" and substituting in lieu thereof "Schedule I-B to this Agreement".

                  3. Indebtedness. The definition of the terms "Permitted Other Debt" and "Permitted Secured Debt" in Article XI of the Loan Agreement are hereby amended by deleting the words "Exhibit N-A attached hereto" and substituting in lieu thereof "Exhibit N-B attached hereto".

                  4. Investments; Advances. Section 7.07 of the Loan Agreement is hereby amended by (a) deleting the word "and" before clauses (C) and (D) and
(b) inserting a new clause (E) after clause (D) therein and before the phrase "provided further," therein to read as follows:

         "and (E) HomeGold shall be permitted to make a loan, directly or indirectly, to Ron Sheppard in the principal amount of $4,000,000 and to acquire a loan made by HomeSense, Inc. to Ron Sheppard in the principal amount of $1,700,000, provided that such loans are (i) evidenced by one or more promissory notes (the "Sheppard Notes") made by Ron Sheppard to the applicable payee of each such loan and (ii) secured by a pledge to the Administrative Agent of (x) 4,560,000 shares of the common stock and 5,700,000 shares of preferred stock of EGI issued to Ron Sheppard in connection with EGI's acquisition of HomeSense, Inc. and (y) the Sheppard Notes, in each case accompanied by such transfer documents as the Administrative Agent shall request."

                  5. Dividends. Section 7.09 of the Loan Agreement is hereby amended by deleting clause (B) set forth in the first proviso of such Section and substituting in lieu thereof the following:

         "(B) in the case of the preferred stock issued by EGI in connection with its acquisition of HomeSense, Inc., the Companies may from time to time make a dividend or other distribution to EGI, the proceeds of which shall be used by EGI to pay scheduled dividends on such preferred stock, provided that, at the time of and after giving effect to such dividend or distribution (x) the condition set forth in clause (A) of this Section 7.09 is satisfied and (y) the Availability of the Companies is at least equal to the amount required to be maintained by the Companies pursuant to Section 7.17;"

                  6. Exhibits. Exhibit N-A to the Loan Agreement is hereby amended in its entirety to read as set forth in Annex II to this Amendment, for the purpose of listing the indebtedness assumed or incurred by HomeGold in connection with EGI's acquisition of HomeSense, Inc.

                  7. Schedules. Schedule I-A to the Loan Agreement is hereby amended in its entirety to read as set forth in Annex I to this Amendment.

                  8. Conditions to Effectiveness. This Amendment shall become effective only upon satisfaction in full of the following conditions precedent (the first date upon which all such conditions shall have been satisfied being herein called the "Amendment Effective Date"):

                           (a) The representations and warranties contained in this Amendment and in Article V of the Loan Agreement shall be true and correct on and as of the Amendment Effective Date as though made on and as of such date (except where such representations and warranties relate to an earlier date in which case such representations and warranties shall be true and correct as of such earlier date); no Event of Default or Default shall have occurred and be continuing on the Amendment Effective Date, or result from this Amendment becoming effective in accordance with its terms.

                           (b) The Administrative Agent shall have received counterparts of this Amendment which bear the signatures of the Borrowers and each of the Lenders.

                           (c) The Administrative Agent shall have received certified copies of requests for copies or information on Form UCC-11, dated as of a recent date as determined by the Administrative Agent, listing all effective financing statements which name as debtor HomeSense, Inc. (or any of its affiliates) and which are filed in the jurisdictions referred to in paragraph (d) above, with copies of such financing statements, none of which, except as otherwise agreed to in writing by the Administrative Agent, shall cover any of the assets to be acquired by EGI and distributed by EGI to HomeGold.

                           (d) The Borrowers shall have paid to the Administrative Agent for the benefit of the Lenders executing this Amendment an amendment fee of $50,000, which fee shall be non-refundable and fully earned on the Amendment Effective Date.

                           (e) The Administrative Agent shall have received an acknowledgment and consent to this Amendment, substantially in the form of Annex III attached hereto, duly executed by EGI and EMC-TN.

                           (f) All legal matters incident to this Amendment shall be satisfactory to the Administrative Agent and its counsel.

                  9. Conditions Subsequent. As a condition subsequent to the effectiveness of this Amendment, the Borrowers shall perform or cause to be performed the following (the failure by the Borrowers to so perform or cause to be performed constituting an Event of Default):

                           (a) Within three Business Days of the Amendment Effective Date, the Administrative Agent shall have received a pledge amendment to the Pledge Agreement, duly executed by HomeGold, together with (i) the stock certificates representing the common stock and preferred stock of EGI issued to Ron Sheppard to be pledged to the Administrative Agent pursuant to Section 7.07(E) of the Loan Agreement, accompanied by undated stock powers executed in blank, and (ii) the Sheppard Notes in suitable form for transfer by delivery, accompanied by an estoppel letter from Ron Sheppard.

                           (b) Within three Business Days of the Amendment Effective Date, the Adminstrative Agent shall have received UCC-1 financing statements executed by HomeGold, in form and substance satisfactory to the Administrative Agent, to be filed in the states of Alabama, Florida, Georgia, Mississippi and North Carolina.

                  10. Waiver and Consent. (a) Pursuant to the request of the Borrowers, the Lenders hereby consent to and waive any Event of Default that would arise from the indebtedness owing by EGI to HomeGold as of the fiscal quarter ending March 31, 2000, provided that the aggregate outstanding amount of such indebtedness does not exceed $45,000,000 as of the end of such fiscal quarter.

                  (b) The Lenders' consent and waiver of any Event of Default relating to the actions set forth in paragraph (a) above (i) shall become effective as of the date set forth above when signed by the Lenders, (ii) shall be effective only in this specific instance and for the specific purposes set forth herein, and (iii) does not allow for any other or further departure from the terms and conditions of the Loan Agreement or any other Credit Documents, which terms and conditions shall continue in full force and effect.

                  11. Third-Party Review. (a) The Borrowers acknowledge and agree that the Lenders shall have no obligation to finance either Borrower's purchase of Mortgage Loans that have been previously financed under any of the mortgage warehouse facilities assumed or entered into by HomeGold in connection with EGI's acquisition of HomeSense, Inc. (each, an "Assumed Warehouse Facility"), nor shall any such Mortgage Loans constitute Eligible Mortgage Loans, until (i) the Administrative Agent (or a third party designated by the Administrative Agent) shall have completed its review of the underwriting guidelines and origination procedures relating to such Mortgage Loans financed under each such Assumed Warehouse Facility, (ii) the results of such review shall be acceptable to the Administrative Agent and (iii) the Administrative Agent and the applicable lender under each such Assumed Warehouse Facility shall have entered into an intercreditor agreement in form and substance satisfactory to the Administrative Agent and the Lenders.

                  (b) Notwithstanding the execution of this Amendment, the Administrative Agent reserves all of its powers, rights and privileges under the Credit Documents to implement reserves against the Borrowing Base and/or require the modification of other provisions in the Credit Documents based upon the Administrative Agent's review of the report dated April 14, 2000 prepared by The Clayton Group, Inc.

                  12. Representations and Warranties. Each of the Borrowers represents and warrants to the Lenders as follows:

                           (a) Each Borrower (i) is duly organized, validly
existing and in good standing under the laws of the state of its organization and (ii) has all requisite power, authority and legal right to execute, deliver and perform this Amendment, all other documents executed by it in connection with this Amendment, and to perform the Loan Agreement, as amended hereby.

                           (b) The execution, delivery and performance by the
Borrowers of this Amendment and all other documents executed by it in connection with this Amendment and the performance by the Borrowers of the Loan Agreement as amended hereby (i) have been duly authorized by all necessary action, (ii) do not and will not violate or create a default under any Borrower's organizational documents, any applicable law or any contractual restriction binding on or otherwise affecting any Borrower or any of such Borrower's properties, and (iii) except as provided in the Credit Documents, do not and will not result in or require the creation of any Lien, upon or with respect to any Borrower's property.

                           (c) No authorization or approval or other action by,
and no notice to or filing with, any Governmental Authority or other regulatory body is required in connection with the due execution, delivery and performance by any of the Borrowers of this Amendment and all other documents executed by it in connection with this Amendment and the performance by the Borrowers of the Loan Agreement as amended hereby.

                           (d) This Amendment and the Loan Agreement, as amended
hereby, and all other documents executed in connection with this Amendment constitute the legal, valid and binding obligations of the Borrowers party thereto, enforceable against such Persons in accordance with their terms except to the extent the enforceability thereof may be limited by any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws from time to time in effect affecting generally the enforcement of creditors' rights and remedies and by general principles of equity.

                           (e) The representations and warranties contained in
Article V of the Loan Agreement are correct on and as of the Amendment Effective Date as though made on and as of the Amendment Effective Date (except to the extent such representations and warranties expressly relate to an earlier date), and no Event of Default or Default has occurred and is continuing on and as of the Amendment Effective Date under any Credit Document or any of documents relating to each Assumed Warehouse Facility which has not been waived in writing by the applicable lenders under such Assumed Warehouse Facility.

                  13. Continued Effectiveness of Loan Agreement. Each of the Borrowers hereby (i) confirms and agrees that each Credit Document to which it is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects except that on and after the Amendment Effective Date of this Amendment all references in any such Credit Document to "the Loan Agreement", "thereto", "thereof", "thereunder" or words of like import referring to the Loan Agreement shall mean the Loan Agreement as amended by this Amendment, and (ii) confirms and agrees that to the extent that any such Credit Document purports to assign or pledge to the Administrative Agent, or to grant to the Administrative Agent a Lien on any collateral as security for the Obligations of the Borrowers from time to time existing in respect of the Loan Agreement and the Credit Documents, such pledge, assignment and/or grant of a Lien is hereby ratified and confirmed in all respects.

                  14.      Miscellaneous.
                           -------------

                           a. This Amendment may be executed in any number of
counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement.

                           b. Section and paragraph headings herein are included
for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

                           c. This Amendment shall be governed by, and construed
in accordance with, the laws of the State of New York.

                           d. The Borrowers will pay on demand all reasonable
out-of-pocket costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including, without limitation, the reasonable fees, disbursements and other charges of Schulte Roth & Zabel LLP, counsel to the Administrative Agent.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                  HOMEGOLD, INC.


                                  By:
                                      ------------------------------------
                                  Name:
                                        ----------------------------------
                                  Title:
                                         ---------------------------------

                                  CAROLINA INVESTORS, INC.


                                  By:
                                      ------------------------------------
                                  Name:
                                        ----------------------------------
                                  Title:
                                         ---------------------------------


                                  AGENT AND LENDER

                                  THE CIT GROUP/BUSINESS CREDIT, INC.,
                                    as Administrative Agent & Lender

                                  By:
                                      ------------------------------------
                                  Name:
                                        ----------------------------------
                                  Title:
                                         ---------------------------------

                                  LENDERS
                                  -------

                                  DEUTSCHE FINANCIAL SERVICES CORPORATION


                                  By:
                                      ------------------------------------
                                  Name:
                                        ----------------------------------
                                  Title:
                                         ---------------------------------



                                  GMAC COMMERCIAL CREDIT LLC


                                  By:
                                      ------------------------------------
                                  Name:
                                        ----------------------------------
                                  Title:
                                         ---------------------------------

                                     ANNEX I
                                     -------


                                  SCHEDULE I-B
                                       TO
                       MORTGAGE LOAN WAREHOUSING AGREEMENT
                      DATED AS OF JUNE 30, 1998, AS AMENDED


                               COMMITMENT SCHEDULE
                               -------------------



PART A:  From April 30, 2000 through May 31, 2000.

       LENDER                                     MAXIMUM COMMITMENT               PERCENTAGE SHARE
       ------                                     ------------------               ----------------
The CIT Group/Business Credit, Inc.                 $37,500,000.00                       75.00%

Deutsche Financial Services Corporation               6,250,000.00                       12.50%

GMAC Commercial Credit LLC                            6,250,000.00                       12.50%
                                                    ==============                       ======

TOTAL COMMITMENT                                    $50,000,000.00                      100.00%

PART B: (I) From May 31, 2000 through June 30, 2000, if Monthly Cash Flow for the month ended April 30, 2000 is greater than or equal to $500,000.

       LENDER                                     MAXIMUM COMMITMENT               PERCENTAGE SHARE
       ------                                     ------------------               ----------------
The CIT Group/Business Credit, Inc.                 $37,500,000.00                       75.00%

Deutsche Financial Services Corporation               6,250,000.00                       12.50%

GMAC Commercial Credit LLC                            6,250,000.00                       12.50%
                                                    ==============                       ======

TOTAL COMMITMENT                                    $50,000,000.00                      100.00%

                  (II) From May 31, 2000 through June 30, 2000, if Monthly Cash Flow for the month ended April 30, 2000 is less than $500,000.

       LENDER                                     MAXIMUM COMMITMENT                PERCENTAGE SHARE
       ------                                     ------------------                ----------------
The CIT Group/Business Credit, Inc.                  $35,250,000.00                       75.00%

Deutsche Financial Services Corporation                5,875,000.00                       12.50%

GMAC Commercial Credit LLC                             5,875,000.00                       12.50%
                                                     ==============                       ======

TOTAL COMMITMENT                                     $47,000,000.00                      100.00%

PART C: (I) From June 30, 2000 through July 31, 2000, if Monthly Cash Flow for the month ended May 31, 2000 is greater than or equal to $500,000, each Lender's Commitment and the Total Commitment shall be the amount set forth in paragraph
(I) or (II) of Part B above, as applicable.

                  (II) From June 30, 2000 through July 31, 2000, if Monthly Cash Flow for the month ended May 31, 2000 is less than $500,000, (x) each Lender's Commitment under paragraph (I) or (II) of Part B above, as applicable, shall be reduced by its Pro Rata Share of $3,000,000 and (y) the Total Commitment under paragraph (I) or (II) of Part B above, as applicable, shall be reduced by $3,000,000.

PART D: (I) From July 31, 2000 through August 31, 2000, if Monthly Cash Flow for the month ended June 30, 2000 is greater than or equal to $500,000, each Lender's Commitment and the Total Commitment shall be the amount set forth in paragraph (I) or (II) of Part C above, as applicable.

                  (II) From July 31, 2000 through August 31, 2000, if Monthly Cash Flow for the month ended June 30, 2000 is less than $500,000, (x) each Lender's Commitment under paragraph (I) or (II) of Part C above, as applicable, shall be reduced by its Pro Rata Share of $3,000,000 and (y) the Total Commitment under paragraph (I) or (II) of Part C above, as applicable, shall be reduced by $3,000,000.

PART E: From August 31, 2000 through September 30, 2000, (I) the Total Commitment shall equal the lesser of (x) $47,000,000 and (y) the Total Commitment under paragraph (I) or (II) of Part D above, as applicable, minus $3,000,000, and (II) each Lender's Commitment shall equal its Pro Rata Share of the Total Commitment under clause (I) of this Part E.

PART F: From September 30, 2000 through October 31, 2000, (I) the Total Commitment shall equal the lesser of (x) $44,000,000 and (y) the Total Commitment under clause (I)(y) of

Part E above, as applicable, minus $3,000,000, and (II) each Lender's Commitment shall equal its Pro Rata Share of the Total Commitment under clause (I) of this Part F.

PART G: From October 31, 2000 through November 30, 2000, (I) the Total Commitment shall equal the lesser of (x) $41,000,000 and (y) the Total Commitment under clause (I)(y) of Part F above, as applicable, minus $3,000,000, and (II) each Lender's Commitment shall equal its Pro Rata Share of the Total Commitment under clause (I) of this Part G.

PART H: From November 30, 2000 through December 31, 2000, (I) the Total Commitment shall equal the lesser of (x) $38,000,000 and (y) the Total Commitment under clause (I)(y) of Part G above, as applicable, minus $3,000,000, and (II) each Lender's Commitment shall equal its Pro Rata Share of the Total Commitment under clause (I) of this Part H.

PART I: From and after December 31, 2000, (I) the Total Commitment shall equal $25,000,000, and (II) each Lender's Commitment shall equal its Pro Rata Share of the Total Commitment under clause (I) of this Part I.


As used in this Schedule I-B, the term "Monthly Cash Flow" shall mean, for each month, the amount listed as EGI's "cash flow due to operating activities" for such month as set forth in EGI's monthly consolidated direct cash flow statement, a form of which is attached hereto as Schedule 1-B(x), furnished to the Lenders pursuant to Section 6.01(3) of the Agreement. For the avoidance of doubt, EGI's "cash flow due to operating activities" shall equal the difference between EGI's consolidated operating cash revenues and EGI's consolidated operating cash expenses, in each case based upon the categories of operating cash revenues and operating cash expenses listed in the form of EGI's monthly consolidated direct cash flow statement attached hereto as Schedule 1-B(x).

                                    ANNEX II


                                   EXHIBIT N-B
                                       TO
                       MORTGAGE LOAN WAREHOUSING AGREEMENT
                      DATED AS OF JUNE 30, 1998, AS AMENDED


           SCHEDULE OF PERMITTED SECURED DEBT AND PERMITTED OTHER DEBT
           -----------------------------------------------------------

                  PERMITTED SECURED DEBT OF HOMEGOLD & CII:

                  1. "Repo" facilities on customary terms and conditions, provided that no such mortgage warehousing facility or "Repo" facilities may provide for "wet" fundings.

                  2. Credit facilities to finance the acquisition or maintenance of property, plant and equipment, provided that such facilities may only be secured by such property, plant or equipment.

                  3. Mortgage Loan from Bank of America, N.A. to HomeGold, Inc. secured by a Mortgage of Real Estate (Amended) from Sunset Real Estate Investment Corp., dated July 30, 1999, of record in the Register of Deeds Office for Lexington County, South Carolina, at Book 5374 and Page 234 (amending and restating a May 29, 1998 Mortgage of record in the Register of Deeds Office for Lexington County, South Carolina, at Book 4698 and Page 156), and by a Mortgage of Real Estate from DCS Real Estate, LLC, dated July 30, 1999, recorded in the Register of Deeds Office for Lexington County, South Carolina, at Book 5374 and Page 240).

                  4. Operating Line of Credit in the amount of $1,860,000 provided by BB&T Bank to HomeGold, Inc. secured by a pledge of a $1,000,000 certificate of deposit.

                  5. Operating Line of Credit in the amount of $350,000 provided by Bank of America, N.A. to HomeGold, Inc. secured by pledge and assignment of Depository Account maintained by HomeGold, Inc. at Bank of America, N.A.

                  6. Mortgage purchase facility provided by HSA Residential Mortgage Services of Texas, Inc. to HomeGold, Inc. in an amount up to $50,000,000.

                  7. Warehousing Line Revolving Credit Agreement, dated as of May 2, 2000, by and between HomeGold, Inc. and Household Commercial Financial Services, Inc., in an amount up to $50,000,000.

                  PERMITTED OTHER DEBT OF HOMEGOLD & CII:

                  1. Trade debt incurred in the ordinary course of business, paid within thirty (30) days after the same has become due and payable or which is being contested in good faith, provided provision is made to the satisfaction of the Administrative Agent for the eventual payment thereof in the event it is found that such contested trade debt is payable by HOMEGOLD, Inc. or CII.

                  2. Guaranties by HOMEGOLD, INC. & CII of $125,000,000 in aggregate principal amount of EGI's 10-3/4% Senior Notes due 2004, Series A and Series B.

                  3. CII's Subordinated Debentures (Series B, Series C and Series D) and CII's Floating Rate Senior Notes (Series 93, Series 94, Series 95, Series 96, Series 97, and Series 99) each as listed on page 3 of that certain Prospectus of CII dated April 1, 1998 describing the Series D Subordinated Debentures and Series 99 Floating Rate Senior Notes and any future issuances of substantially similar securities of CII.

                                    ANNEX III
                                    ---------


                           ACKNOWLEDGMENT AND CONSENT
                           --------------------------


                  The undersigned (each a "Loan Party"), each as a party to one or more Credit Documents, as defined in the Mortgage Loan Warehousing Agreement dated as of June 30, 1998 (the "Loan Agreement"), by and among HomeGold, Inc., Carolina Investors, Inc., the lenders parties thereto (the "Lenders"), and The CIT Group/Business Credit, Inc., as administrative agent for the Lenders (in such capacity, the "Agent"), each hereby (i) acknowledges and consents to the Fourth Amendment dated the date hereof (the "Amendment", all terms defined therein being used herein as defined therein) to the Loan Agreement; (ii) confirms and agrees that each Credit Document to which it is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects except that on and after the Amendment Effective Date all references in any such Credit Documents to "the Loan Agreement", "thereto", "thereof", "thereunder" or words of like import referring to the Loan Agreement shall mean the Loan Agreement as amended by the Amendment; and (iii) confirms and agrees that to the extent that any such Credit Document purports to assign or pledge to the Agent, or to grant to the Agent a security interest in or lien on, any collateral as security for the obligations of the Loan Party from time to time existing in respect of the Credit Documents, such pledge, assignment and/or grant of a security interest or lien is hereby ratified and confirmed in all respects as security for, in addition to the other obligations secured thereby, all obligations of such Loan Party outstanding upon the taking effect of the Amendment.

Dated: May __, 2000

                                               HOMEGOLD FINANCIAL, INC.
                                               (f/k/a Emergent Group, Inc.)



                                               By: ________________________
                                               Title: _______________________


                                               EMERGENT MORTGAGE CORPORATION
                                                 OF TENNESSEE



                                               By: ________________________
                                               Title: _______________________